FDIC loss share asset and true up payment obligation	12 Months Ended
Dec. 31, 2018
Disclosure Text Block
FDIC loss share asset and true-up payment obligation

Note 10 – FDIC loss-share asset and true-up payment obligation

In connection with the Westernbank FDIC-assisted transaction, BPPR entered into loss-share arrangements with the FDIC with respect to the covered loans and other real estate owned. Pursuant to the terms of the loss-share arrangements, the FDIC’s obligation to reimburse BPPR for losses with respect to covered assets began with the first dollar of loss incurred. The FDIC reimbursed BPPR for 80% of losses with respect to covered assets, and BPPR reimbursed the FDIC for 80% of recoveries with respect to losses for which the FDIC paid reimbursement under loss-share arrangements. The loss-share component of the arrangements applicable to commercial (including construction) and consumer loans expired during the quarter ended June 30, 2015, but the arrangement provided for reimbursement of recoveries to the FDIC to continue through the quarter ending June 30, 2018, and for the single family mortgage loss-share component of such agreement to expire in the quarter ended June 30, 2020.

As of March 31, 2018, the Corporation had an FDIC loss share asset of $45.6 million, net of amounts owed to the FDIC of $1.1 million, related to the covered assets. As part of the loss-share agreements, BPPR had agreed to make a true-up payment to the FDIC 45 days following the last day (such day, the “true-up measurement date”) of the final shared-loss month, or upon the final disposition of all covered assets under the loss-share agreements, in the event losses on the loss-share agreements fail to reach expected levels. The estimated fair value of such true-up payment obligation at March 31, 2018 was approximately $171 million (December 31, 2017 - $165 million) and was included as a contingent consideration within the caption of other liabilities in the Consolidated Statements of Financial Condition.

On May 22, 2018, the Corporation entered into a Termination Agreement (the “Termination Agreement”) with the FDIC to terminate all loss-share arrangements in connection with the Westernbank FDIC-assisted transaction. Under the terms of the Termination Agreement, BPPR made a payment of approximately $23.7 million (the “Termination Payment”) to the FDIC as consideration for the termination of the loss-share agreements. Popular recorded a gain of $102.8 million within the FDIC loss share income (expense) caption in the Consolidated Statements of Operations calculated based on the difference between the Termination Payment and the net amount of the true-up payment obligation and the FDIC loss share asset.

The following table sets forth the activity in the FDIC loss-share asset for the periods presented.

	Years ended December 31,
(In thousands)	2018	2017	2016
Balance at beginning of year	$46,316	$69,334	$310,221
FDIC loss-share Termination Agreement	(45,659)	-	-
Amortization	(934)	(469)	(10,201)
Credit impairment losses (reversal) to be covered under loss sharing agreements	104	3,136	(239)
Reimbursable expenses	537	2,454	8,433
Net payments from FDIC under loss-sharing agreements	(364)	(22,589)	(102,596)
Arbitration decision charge	-	-	(136,197)
Other adjustments attributable to FDIC loss-sharing agreements	-	(5,550)	(87)
Balance at end of period	$-	$46,316	$69,334
Balance due to the FDIC for recoveries on covered assets	-	(1,124)	(27,578)
Balance at end of period	$-	$45,192	$41,756

As a result of the Termination Agreement, assets that were covered by the loss share agreement, including covered loans in the amount of approximately $514.6 million and covered real estate owned assets in the amount of approximately $15.3 million as of March 31, 2018, were reclassified as non-covered. The Corporation now recognizes entirely all future credit losses, expenses, gains, and recoveries related to the formerly covered assets with no offset due to or from the FDIC.